                                    GUARANTY

     This unconditional guaranty (hereinafter, the "Guaranty") is given for the benefit of the Lenders (as defined herein) pursuant to the terms and conditions of a certain Loan Agreement of even date (hereinafter, the "Loan Agreement") by and among (i) SHELBOURNE RICHMOND COMPANY LLC, a Delaware limited liability company, SHELBOURNE MATTHEWS COMPANY LLC, a Delaware limited liability company, SHELBOURNE LAS VEGAS COMPANY LLC, a Delaware limited liability company, CENTURY PARK I JOINT VENTURE, a Delaware general partnership, SEATTLE LANDMARK JOINT VENTURE, a Delaware general partnership, TRI-COLUMBUS ASSOCIATES, a Delaware general partnership, each having an address at Seven Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts (singly and collectively, and jointly and severally, as the "Borrower" or the "Borrowers"), (ii) SHELBOURNE PROPERTIES I L.P., a Delaware limited partnership, SHELBOURNE PROPERTIES II L.P., a Delaware limited partnership and SHELBOURNE PROPERTIES III L.P., a Delaware limited partnership, each having an address at Seven Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts, (iii) FLEET NATIONAL BANK, a national banking association having an address at 100 Federal Street, 8th Floor, Boston, Massachusetts 02110, and other lending institutions which become parties to the Loan Agreement (Fleet National Bank and other lending institutions which become parties to the Loan Agreement are collectively referred to as the "Lenders" and individually as the "Lender"), and (iv) FLEET NATIONAL BANK, (acting in its capacity as agent for the Lenders, is referred to in this Guaranty as the "Agent"). Capitalized terms used herein and not otherwise specifically defined shall have the same meaning herein as in the Loan Agreement.

     FOR VALUE RECEIVED, and to induce Agent and the Lenders to extend credit to Borrower as provided for in the Loan Agreement and the other Loan Documents, Shelbourne Properties I, Inc., a Delaware corporation having an address of Seven Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts (hereinafter, the "Guarantor"), hereby unconditionally agrees as follows:

1. Guaranty. Guarantor, as a primary party and not merely as a surety, unconditionally and irrevocably guarantees the prompt and full payment (and not merely the collectibility) performance and observance of all of the obligations and terms and conditions to be paid, performed or observed by Borrower under the Note, Loan Agreement and each other Loan Document, to or on behalf of the Agent, the Lenders, or any one of them, each as the same may be hereafter amended, modified, extended, renewed or recast, including, without limitation, all of the Obligations and the payment of all principal, interest, fees and other charges when due under the Note, the Loan Agreement and each other Loan Document (hereinafter, the "Guaranteed Obligations").

     Upon the occurrence of any Event of Default under the Loan Agreement, Agent may at its option proceed directly and at once, without further notice, against Guarantor hereunder, without proceeding against Borrower, any other Guarantor, or any other person or other Collateral for the Obligations or the Guaranteed Obligations. Any sums payable by Guarantor hereunder shall bear interest at the Default Rate from the date of demand until the date paid.

     If Borrower, or Guarantor if so required, shall fail or refuse to perform or continue performance of all of the Obligations on the part of Borrower to be kept and performed, then, if an Event of Default exists on account thereof under the Loan Agreement or this Guaranty, in addition to any other rights and remedies which Agent or any Lender may have hereunder or elsewhere, and not in limitation thereof, Agent or any Lender, at such party's option, may exercise any or all of its rights and remedies under the Loan Agreement and each other Loan Document.

     This Guaranty shall survive and continue in full force and effect beyond and after the payment and satisfaction of the Guaranteed Obligations and the Obligations in the event Agent or any Lender is required to disgorge or return any payment or property received as a result of any laws pertaining to preferences, fraudulent transfers or fraudulent conveyances.

2. Waivers. Guarantor hereby waives and relinquishes to the fullest extent now or hereafter not prohibited by applicable law:

     2.1. all suretyship defenses and defenses in the nature thereof;

     2.2. any right or claim of right to cause a marshalling of the assets of Borrower or of any Collateral, or to cause Agent to proceed against any of the other security for the Guaranteed Obligations or the Obligations before proceeding under this Guaranty against Guarantor, or, if there shall be more than one Guarantor, to require Agent to proceed against any other Guarantor or any of Guarantors in any particular order;

     2.3. until the satisfaction in full of the Obligations of the Borrower to the Agent and the Lenders and the satisfaction in full of the Guaranteed Obligations, all rights and remedies, including, but not limited to, any rights of subrogation, contribution, reimbursement, exoneration or indemnification pursuant to any agreement, express or implied, or now or hereafter accorded by applicable law to indemnitors, guarantors, sureties or accommodation parties;

     2.4. notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of nonpayment, nonperformance, nonobservance or default, or other proof or notice of demand whereby to charge Guarantor therefor;

     2.5. the pleading of any Statute of Limitations as a defense to Guarantor's obligations hereunder;

     2.6. the right to a trial by jury in any matter related to this Guaranty;

     2.7. the benefit of all other provisions of law which may be validly waived;

     2.8. to the extent the laws of the State of California are adjudicated to apply to this Guaranty, the Loan Agreement, the Note or any other Loan Document as to which the Guarantor is a party, the additional waivers set forth on Rider A attached hereto and made a part hereof; and

     2.9. to the extent the laws of the State of Nevada are adjudicated to apply to this Guaranty, the Loan Agreement, the Note or any other Loan Document as to which the Guarantor is a party, the Guarantor hereby waives the protections afforded to said Guarantor pursuant to the provisions of Nevada Revised Statutes
Section 40.430 to the extent, if any, the same are applicable, or any other statute, judicial decision and/or any rule or law that would otherwise require the Agent or any Lender to pursue and/or exhaust and real and/or person property collateral for the Guaranteed Obligations.

     GUARANTOR, AGENT AND LENDERS MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS GUARANTY, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS OR ACTIONS OF AGENT OR ANY LENDER RELATING TO THE

ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NONE OF THE PARTIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER IS GIVEN AS A MATERIAL INDUCEMENT TO AGENT AND THE LENDERS TO ACCEPT THIS GUARANTY AND TO MAKE THE LOAN.

3. Cumulative Rights. Agent and any Lender's rights under this Guaranty shall be in addition to and not in limitation of all of the rights and remedies of Agent and any Lender under the Loan Documents. All rights and remedies of Agent and any Lender shall be cumulative and may be exercised in such manner and combination as Agent or any Lender may determine.

4. No Impairment. The liability of Guarantor hereunder shall in no way be limited or impaired by, and Guarantor hereby assents to and agrees to be bound by, any amendment or modification of the provisions of the Loan Documents to or with Agent or any Lender by Borrower or any other Guarantor or Loan Party. In addition, the liability of Guarantor under this Guaranty and the other Loan Documents shall in no way be limited or impaired by:

     4.1. any extensions of time for performance required by any of the Loan Documents;

     4.2. any amendment to or modification of any of the Loan Documents;

     4.3. any sale or assignment of the Loan or any sale, assignment or foreclosure of the Security Documents or any sale, assignment or foreclosure of any Collateral;

     4.4 any exculpatory, or nonrecourse, or limited recourse, provision in any of the Loan Documents limiting Agent's or any Lender's recourse to any of the Collateral or to any other property or limiting Agent's or any Lender's rights to a deficiency judgment against Borrower or any other person or entity;

     4.5. the accuracy or inaccuracy of any of the representations or warranties made by or on behalf of Borrower, any Loan Party, any Guarantor, or any partner, member, manager, shareholder, officer or director of the Borrower, any Loan Party, or any Guarantor, under any Loan Document or otherwise;

     4.6 the release of Borrower or any Guarantor, or any other person or entity, from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Agent's or any Lender's voluntary act, or otherwise;

     4.7 the filing of any bankruptcy or reorganization proceeding by or against Borrower, any Guarantor, or any other Loan Party;

     4.8 the release or substitution in whole or part of any collateral or security for the Obligations or the Guaranteed Obligations;

     4.9 Agent's failure to record any Security Document or file any UCC financing statements, or Agent's improper recording or filing of any thereof, or Agent's failure to otherwise perfect, protect, secure, or insure any security interest or lien given as security for the Obligations or the Guaranteed Obligations;

     4.10. the release of any other party now or hereafter liable upon or in respect of this Guaranty or any of the other Loan Documents; or

     4.11. the invalidity or unenforceability of all or any portion of any of the Loan Documents as to Borrower, any Guarantor, or any other person or entity.

Any of the foregoing may be accomplished with or without notice to Borrower, any partner, member, manager, shareholder, officer or director of Borrower, or any Guarantor and with or without consideration.

5. Delay Not Waiver. No delay on Agent's or any Lender's part in exercising any right, power or privilege hereunder or under any of the Loan Documents shall operate as a waiver of any such privilege, power or right. No waiver by Agent or any Lender in any instance shall constitute a waiver in any other instance.

6. Warranties and Representations. Guarantor warrants and represents to Agent and each of the Lenders for the express purpose of inducing Agent and the Lenders to enter into the Loan Agreement, to make the Loan, to accept this Guaranty, and to otherwise complete the transactions contemplated by the Loan Agreement as to such Guarantor and Borrower that as of the date of this Guaranty, upon the date of the Loan Advance and at all times thereafter until the Loan is repaid and all Guaranteed Obligations to Agent and Lenders have been satisfied in full, as follows:

     6.1. Incorporation by Reference. The Guarantor hereby makes to the Agent and each Lender the representations and warranties set forth in Section 6 of the Loan Agreement that have been made by the Borrower therein, to the extent such representations and warranties apply to the Guarantor as a Guarantor or a Loan Party. Each such representation and warranty is incorporated herein by reference.

     6.2. Financial Information. True and complete copies of the financial statements of Guarantor have been delivered to Agent and each Lender and each of the same are true, accurate and complete in all material respects and fairly present Guarantor's financial condition as of the dates thereof and no material and adverse change has occurred in Guarantor's financial condition or business since the respective dates thereof; and each financial statement of Guarantor submitted in the future shall be true, accurate and complete in all material respects and shall fairly present Guarantor's financial condition as of the dates thereof;

     6.3. No Violation. The payment and performance by Guarantor of the Guaranteed Obligations, Guarantor's obligations under the Loan Agreement, this Guaranty, the Security Documents, the Environmental Indemnity and any other Loan Documents do not and shall not constitute a violation of any law, order, regulation, contract or agreement to which Guarantor is a party or by which Guarantor or Guarantor's property may be bound;

     6.4. No Litigation. There is no material litigation now pending or, to the best of Guarantor's Knowledge threatened in writing, against Guarantor which, if adversely decided would materially impair the ability of Guarantor to pay and perform the Guaranteed Obligations, Guarantor's obligations under the Loan Agreement, this Guaranty, the Security Documents, the

Environmental Indemnity, or any other Loan Documents. There is no litigation (whether or not material) pending, or threatened in writing, against Guarantor in which the amount in controversy exceeds $100,000.00 which is not either: (i) covered by adequate insurance, or (ii) previously disclosed in writing to Agent together with a written explanation of why such litigation is not material.

     6.5. Entity Matters. The Guarantor is a duly organized, validly existing entity organized and in good standing under the laws of its organization and has all requisite power and authority to conduct its business and to own its property as now conducted or owned, and is qualified to do business in all jurisdictions where the nature and extent of its business is such that such qualification is required by law.

     6.6 Valid and Binding. Each of the Loan Documents to which Guarantor is a party, constitutes Guarantor's legal, valid and binding obligation in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and with respect to the availability of remedies of specific enforcement subject to the discretion of the court before which proceedings therefor may be brought.

     6.7. Solvency. Guarantor is solvent and is not rendered insolvent by the obligations undertaken in this Guaranty. No Guarantor is contemplating either the filing of a petition or proceeding under any state or federal bankruptcy or insolvency or reorganization laws or the liquidating of all or a major portion of such Guarantor's property, and Guarantor has no Knowledge of any such petition or proceeding being filed against any such Guarantor.

     6.8. Material Economic Benefit. The granting of the Loan to Borrower will constitute a material economic benefit to Guarantor.

7. Notices. Any notice or other communication in connection with this Guaranty shall be in writing and (i) deposited in the United States mail, postage prepaid by registered or certified mail, or (ii) hand delivered by any commercially recognized courier service or overnight delivery service such as Federal Express, and addressed as follows:

          If to Guarantor:

                       Shelbourne Properties [I][II][III], [Inc.][L.P.] Seven Bulfinch Place, Suite 500
                       P.O. Box 9507
                       Boston, Massachusetts 02114
                       Attention: Carolyn Tiffany, Chief Operating Officer

with copies by regular mail or such hand delivery to:

                       Post & Heymann, LLP
                       100 Jericho Quadrangle, Suite 214
                       Jericho, New York 11753
                       Attention: David J. Heymann, Esquire

          If to Agent:

                       Fleet National Bank
                       100 Federal Street, 8th Floor
                       Boston, Massachusetts 02110
                       Attention: Portfolio Manager

with copies by regular mail or such hand delivery to:

                       Riemer & Braunstein LLP
                       Three Center Plaza
                       Boston, Massachusetts 02108
                       Attention: Steven J. Weinstein, Esquire


Any such addressee may change its address for such notices to any other address in the United States as such addressee shall have specified by written notice given as set forth above.

     All periods of notice shall be measured from the deemed date of delivery. A notice shall be deemed to have been given, delivered and received upon the earliest of: (i) if sent by such certified or registered mail, on the third Business Day following the date of post-mark, or (ii) if hand delivered by such courier or overnight delivery service, when so delivered or tendered for delivery during customary business hours on a Business Day at the specified address, or (iii) if so mailed, on the date of actual receipt (or tender of delivery) as evidenced by the return receipt, or (iv) if so delivered, upon actual receipt.

8. No Oral Change. No provision of this Guaranty may be changed, waived, discharged, or terminated orally (in person or by telephone) or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver or discharge or termination is sought.

9. Parties Bound; Benefit. This Guaranty shall be binding upon Guarantor and Guarantor' s respective successors, assigns, heirs and personal representatives and shall be for the benefit of Agent and each Lender, and of any subsequent holder of Agent's or any Lender's interest in the Loan and of any owner of a participation interest therein. In the event the interest of Agent or any other Lender under the Loan Documents is sold or transferred, then the liability of the Guarantor to Agent or such Lender shall then be in favor of both Agent or Lender originally named herein and each subsequent holder of Agent's or Lender's interest therein, to the extent of their respective interests.

10. Joint and Several. If there is more than one (1) Guarantor, the obligations of each Guarantor and such Guarantor's respective successors, assigns, heirs and personal representatives shall be and remain joint and several.

11. Partial Invalidity. Each of the provisions hereof shall be enforceable against Guarantor to the fullest extent now or hereafter not prohibited by applicable law. The invalidity or unenforceability of any provision hereof shall not limit the validity or enforceability of each other provision hereof.

12. Governing Law. This Guaranty and the rights and obligations of the parties hereunder shall in all respects be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of law. In addition, the fact that portions of the Loan Documents may include provisions drafted to conform to the law of any other State or States is not intended, nor shall it be deemed, in any way to derogate the parties' choice of law as set forth herein. Agent or any Lender may enforce its rights hereunder and under the other Loan Documents, including, but not limited to, its rights to sue Guarantor or to collect any outstanding indebtedness in accordance with applicable law. It is understood and agreed that this Guaranty and all of the other Loan Documents were negotiated and delivered in the Commonwealth of Massachusetts which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

13. Consent to Jurisdiction. Guarantor hereby irrevocably submits to the nonexclusive personal jurisdiction of any Massachusetts State Court or any Federal Court sitting in Massachusetts over any suit, action or proceeding arising out of or relating to this Guaranty. Guarantor hereby agrees and consents that in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any Massachusetts State or Federal Court sitting in Massachusetts may be made by certified or registered mail, return receipt requested, directed to Guarantor at the address indicated in Section 7 above and service so made shall be deemed completed five (5) days after the same shall have been so mailed.

14. Financial Statements and Reports. Guarantor shall furnish or cause to be furnished to Agent and each of the Lenders from time to time the financial statements, data and information required pursuant to the Loan Agreement.

15.  Additional Covenants of the Guarantors.

     15.1. Guarantor shall pay, perform, observe and comply with all of the obligations, terms, covenants and conditions set forth in this Guaranty, the Security Documents, the Environmental Indemnity, and the other Loan Documents to which Guarantor is a party.

     15.2. Guarantor hereby covenants and agrees that from the date hereof and so long as any of the Obligations remain outstanding, the Guarantor shall comply fully with all and singular the affirmative covenants set forth in Article 7 of the Loan Agreement that have been made by the Borrower therein with respect to the Guarantor as a Guarantor or a Loan Party.

     15.3. Guarantor hereby covenants and agrees that from the date hereof and so long as the Obligations remain outstanding, the Guarantor shall not take any action (or otherwise suffer or permit to occur any event) contrary to all and singular the negative covenants set forth in Article 8 of the Loan Agreement, as agreed by the Borrower therein with respect to the Guarantor as a Guarantor or a Loan Party.

16.  Subordination.

     16.1. Except as may be otherwise specifically provided for in the Loan Agreement with respect to Permitted Distributions, any indebtedness of Borrower to Guarantor, or to any affiliated entity, now or hereafter existing together with any interest thereon shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior, full and Non-Contestable Payment and satisfaction of all Obligations of Borrower to the Agent and the Lenders. Payment and satisfaction of the Obligations shall be deemed "Non-Contestable Payment" only upon such payment and satisfaction and the expiration of all periods of time within which a claim for the recovery of a preferential payment, or fraudulent conveyance, or fraudulent transfer in respect of payments received by Agent or any Lender as to the Obligations could be filed or asserted with: (A) no such claim having been filed or asserted, or (B) if so filed or asserted, the final, nonappealable decision of a court of competent jurisdiction denying the claim or assertion.

     16.2. Except as may be otherwise specifically provided for in the Loan Agreement with respect to Permitted Distributions, at all times until the full and Non-Contestable Payment and satisfaction of the Obligations of Borrower to Agent and the Lenders with respect to the Loan (and including interest accruing on the Note after the commencement of a case by or against Borrower under the Bankruptcy Code now or hereafter in effect, which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor or any affiliated entity notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code, as now or hereafter in effect, generally), Guarantor, and each affiliated entity, agrees not to accept any payment or satisfaction for any kind of indebtedness of Borrower to Guarantor, or any affiliated entity, and hereby assigns such indebtedness to Agent, on behalf of the Lenders including, but not limited to, the right to file proofs of claim and to vote thereon in connection with any such case under the Bankruptcy Code, as now or hereafter in effect, and the right to vote on any plan of reorganization.

     16.3. Any mortgage, security interest, lien or charge on the Collateral, all rights therein and thereto, and on the revenue and income to be realized therefrom, which Guarantor, or any affiliated entity, may have or obtain as security for any loans, advances, indebtedness or costs, shall be, and such mortgage, security interest, lien or charge hereby is, subordinated to the mortgage and to the full and Non-Contestable Payment and satisfaction of all Obligations of Borrower to the Agent and the Lenders.

     16.4. In addition to the foregoing, and not in limitation thereof, any claims of Guarantor, or any affiliated entity, of subrogation, contribution, reimbursement, exoneration, indemnification, or reimbursement arising out of any payment made on this Guaranty, whether such claim is based upon an express or implied contract, or operation of law, are hereby waived.

17. Setoff. Guarantor hereby grants to Agent and each of the Lenders, a lien, security interest and right of setoff as security for all liabilities and obligations to Agent and the Lenders, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Agent or any Lender or any entity under the control of FleetBoston Financial Corporation, or in transit to any of them. At any time, without demand or notice, after the occurrence of an Event of Default, any Lender may set off the same or any part thereof and apply the same to any liability or obligation of Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE AGENT OR ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

18. Legal Fees, Costs and Expenses. Guarantor further agrees to pay upon demand all costs and expenses reasonably incurred by Agent and any Lender or any of their successors or assigns in connection with enforcing any of the rights or remedies of Agent or any Lender, or such successors or assigns, under or with respect to this Guaranty including, but not limited to, reasonable attorneys' fees and the out-of-pocket expenses and disbursements of such attorneys. Any such amounts which are not paid within fifteen (15) days of demand therefor shall bear interest at the Default Rate from the date of demand until paid.

     Witness the execution and delivery hereof as an instrument under seal as of the 19th day of February, 2003.


                                        GUARANTOR:

                                        [SHELBOURNE PROPERTIES ___, INC.]
                                        [SHELBOURNE PROPERTIES ___ L.P.]


                                        By:
                                           --------------------------------
                                           Name:
                                           Title:

                                     Rider A

Additional Waivers. To the extent the laws of the State of California are adjudicated to apply to this Guaranty, the Loan Agreement, the Note or any other Loan Document as to which the Guarantor is a party, Guarantor makes the following additional waivers:

     (a) Guarantor absolutely, unconditionally, knowingly, and expressly waives any defense arising by reason of or deriving from (i) any claim or defense based upon an election of remedies by Agent including any defense based upon an election of remedies by Agent under the provisions of the California Code of Civil Procedure Sections 580a, 580b, 580d, and 726 or any similar law of California or any other jurisdiction; or (ii) any election by Agent under 11 U.S.C. Section 1111(b) to limit the amount of, or any collateral securing, its claim against Borrower. Pursuant to California Civil Code Section 2856:

     GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE AGENT, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED GUARANTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST BORROWER BY THE OPERATION OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 580(D) OR OTHERWISE.

And pursuant to California Civil Code Section 2856(c):

     Guarantor waives all rights and defenses that Guarantor may have because the Obligations are secured by real property. This means, among other things:

     (1) Agent may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower for the Obligations; and

     (2) If Agent forecloses on any real property collateral pledged by Borrower for the Obligations: (a) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (b) Agent may collect from Guarantor even if Agent, by foreclosing on the real property collateral pledged by Borrower for the Obligations, has destroyed any right Guarantor may have to collect from Borrower.

     This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower's debt is secured by real property. These rights and defenses include, but are not limited to, and rights or defenses based upon California Code of Civil Procedure Sections 580a, 580b, 580d, or 726.

     If any of the Obligations at any time are secured by a mortgage or deed of trust upon real property, Agent may elect, in its sole discretion, upon a default with respect to the Obligations, to foreclose such mortgage or deed or trust judicially or nonjudicially in any manner permitted by law, before or after enforcing the Loan Documents, without diminishing or affecting the liability of Guarantor hereunder except to the extent the Obligations are repaid with the proceeds of such foreclosure. Guarantor understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by Agent nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against

Borrower or other guarantors or sureties, and (b) absent the waiver given by Guarantor, such an election would prevent Agent from enforcing the Loan Documents against Guarantor. Understanding the foregoing, and understanding that Guarantor is hereby relinquishing a defense to the enforceability of the Loan Documents, Guarantor hereby WAIVES any right to assert against Agent any defense to the enforcement of the Loan Documents, whether denominated "estoppel" or otherwise, based on or arising from an election by Agent nonjudicially to foreclose any such mortgage or deed of trust. Guarantor understands that the effect of the foregoing waiver may be that Guarantor may have liability hereunder for amounts with respect to which Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or other guarantors or sureties. Guarantor also agrees that the "fair market value" provisions of California Code of Civil Procedure Section 580a shall have no applicability with respect to the determination of Guarantor's liability under the Loan Documents.

     (b) Guarantor hereby absolutely, unconditionally, knowingly, and expressly
WAIVES: (i) any right of subrogation Guarantor has or may have as against Borrower with respect to the Obligations; (ii) any right to proceed against Borrower or any other person or entity, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Guarantor may now have or hereafter have as against Borrower with respect to the Obligations; and (iii) any right to proceed or seek recourse against or with respect to any property or asset of Borrower. Without limiting the applicability of the foregoing or the generality of any other waiver or provision set forth in this Guaranty, the specific waiver set forth in this subsection (b) shall be deemed to be rescinded once all of the Obligations to Agent are indefeasibly paid and otherwise satisfied in full, as determined solely by Agent.

     (c) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVES, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2787 TO 2855 INCLUSIVE, CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580c, 580d, 726, AND CHAPTER 2 OF TITLE 14 OF PART 4 OF DIVISION 3 OF THE CALIFORNIA CIVIL CODE AND CALIFORNIA COMMERCIAL CODE SECTIONS 3116, 3118, 3119, 3419, 3605, 9504 AND 9507.